UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2008

MABCURE INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-141131

(Commission File Number)

20-4907822

(IRS Employer Identification No.)

3702 South Virginia Street, #G12-401, Reno, Nevada, USA 89502-6030

(Address of principal executive offices and Zip Code)

(60)1-4327-4470

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 19, 2008, Yapp Moi Lee resigned as Chief Financial Officer and Martin Bajic was appointed Chief Financial Officer of our company in Mr. Lee's place. Mr. Lee remains as President and Chief Executive Officer of our company.

Mr. Bajic obtained his Canadian Chartered Accountant designation in 2004. From 1999 to 2007, Mr. Bajic worked at a medium-sized accounting firm providing auditing services to public reporting entities. Mr. Bajic currently provides independent accounting and consulting services to public and private companies to assist with financial statement and public reporting disclosure requirements. Since October 2006, Mr. Bajic has been the Chief Financial Officer of Pan American Gold Corp., a public company trading on the OTC Bulletin Board.

There are no family relationships between any of our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.

/s/ Yapp Moi Lee

Yapp Moi Lee

President and Chief Executive Officer

Date: March 28, 2008

CW1750825.1